Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, Millions of Dollars Except Per Share Amounts)

	Third Quarter		Year to Date
	2013	2012	2013	2012
NET SALES	$2,759.3	$2,517.2	$8,095.2	$7,488.4
COSTS AND EXPENSES
Cost of sales	1,771.6	1,605.3	5,193.0	4,739.0
Gross margin	987.7	911.9	2,902.2	2,749.4
% of Net Sales	35.8%	36.2%	35.9%	36.7%
Selling, general and administrative	669.6	609.2	2,011.5	1,863.3
% of Net Sales	24.3%	24.2%	24.8%	24.9%
Operating margin	318.1	302.7	890.7	886.1
% of Net sales	11.5%	12.0%	11.0%	11.8%
Other - net	66.6	112.7	208.8	262.3
Restructuring charges	28.5	52.9	40.6	116.6
Income from operations	223.0	137.1	641.3	507.2
Interest - net	36.1	34.2	109.1	98.0
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	186.9	102.9	532.2	409.2
Income taxes on continuing operations	17.3	12.9	80.5	82.9
NET EARNINGS FROM CONTINUING OPERATIONS	169.6	90.0	451.7	326.3
Less: net loss attributable to non-controlling interests	(0.3)	(0.2)	(0.9)	(1.2)
NET EARNINGS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON SHAREOWNERS	169.9	90.2	452.6	327.5
(Loss) earnings from discontinued operations before income taxes	(23.4)	40.8	(33.0)	98.1
Income tax (benefit) expense on discontinued operations	(19.5)	15.8	(14.6)	33.8
NET (LOSS) EARNINGS FROM DISCONTINUED OPERATIONS	(3.9)	25.0	(18.4)	64.3
NET EARNINGS ATTRIBUTABLE TO COMMON SHAREOWNERS	$166.0	$115.2	$434.2	$391.8

BASIC EARNINGS (LOSS) PER SHARE OF COMMON STOCK
Continuing operations	$1.10	$0.55	$2.92	$2.00
Discontinued operations	(0.02)	0.15	(0.12)	0.39
Total basic earnings per share of common stock	$1.07	$0.71	$2.80	$2.39
DILUTED EARNINGS (LOSS) PER SHARE OF COMMON STOCK
Continuing operations	$1.07	$0.54	$2.85	$1.95
Discontinued operations	(0.02)	0.15	(0.12)	0.38
Total diluted earnings per share of common stock	$1.04	$0.69	$2.74	$2.34
DIVIDENDS PER SHARE	$0.50	$0.49	$1.48	$1.31
AVERAGE SHARES OUTSTANDING (in thousands)
Basic	155,043	162,990	155,140	163,835
Diluted	158,925	166,043	158,717	167,568

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, Millions of Dollars)

	September 28, 2013	December 29, 2012
ASSETS
Cash and cash equivalents	$469.1	$716.0
Accounts and notes receivable, net	1,936.4	1,525.8
Inventories, net	1,629.5	1,304.6
Assets held for sale	15.0	171.7
Other current assets	381.2	393.2
Total current assets	4,431.2	4,111.3
Property, plant and equipment, net	1,455.4	1,329.9
Goodwill and other intangibles, net	10,688.8	9,947.0
Other assets	448.3	455.8
Total assets	$17,023.7	$15,844.0
LIABILITIES AND SHAREOWNERS’ EQUITY
Short-term borrowings	$1,220.1	$11.5
Accounts payable	1,625.9	1,345.9
Accrued expenses	1,097.8	1,680.0
Liabilities held for sale	5.0	37.3
Total current liabilities	3,948.8	3,074.7
Long-term debt	3,396.9	3,526.5
Other long-term liabilities	2,659.7	2,515.7
Stanley Black & Decker, Inc. shareowners’ equity	6,936.9	6,667.1
Non-controlling interests’ equity	81.4	60.0
Total liabilities and equity	$17,023.7	$15,844.0

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
SUMMARY OF CASH FLOW ACTIVITY
(Unaudited, Millions of Dollars)

	THIRD QUARTER		YEAR TO DATE
	2013	2012	2013	2012
OPERATING ACTIVITIES
Net earnings from continuing operations	$169.6	$90	$451.7	$326.3
Net (loss) earnings from discontinued operations	(3.9)	25.0	(18.4)	64.3
Depreciation and amortization	108.8	105.8	322.7	330.6
Changes in working capital[1]	(244.2)	(174.8)	(371.6)	(286.0)
Other	69.3	105.2	(248.1)	(17.1)
Net cash provided by operating activities	99.6	151.2	136.3	418.1
INVESTING AND FINANCING ACTIVITIES
Capital and software expenditures	(94.2)	(89.0)	(262.1)	(259.5)
Proceeds from sale of business / assets	1.0	2.3	96.5	8.6
Acquisitions, net of cash acquired	(16.7)	(106.4)	(926.6)	(695.1)
Proceeds from long-term borrowings	—	729.4	—	729.4
Premium paid on debt extinguishment	—	(91.0)	—	(91.0)
Proceeds from issuances of common stock	32.3	27.4	138.7	102.9
Net short-term (repayments) borrowings	(70.9)	527.4	1,199.5	1,316.3
Cash dividends on common stock	(77.5)	(82.5)	(235.0)	(221.3)
Payments on long-term debt	(0.6)	(900.9)	(1.7)	(1,222.0)
Purchases of common stock for treasury	(7.8)	—	(32.6)	(217.8)
Payment on forward stock purchase contract	—	—	(350.0)	—
Other	42.2	23.8	(9.9)	(6.0)
Net cash (used in) provided by investing and financing activities	(192.2)	40.5	(383.2)	(555.5)
(Decrease) Increase in Cash and Cash Equivalents	(92.6)	191.7	(246.9)	(137.4)
Cash and Cash Equivalents, Beginning of Period	561.7	577.8	716.0	906.9
Cash and Cash Equivalents, End of Period	$469.1	$769.5	$469.1	$769.5

1 The change in working capital is comprised of accounts receivable, inventory, accounts payable and deferred revenue.

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(Unaudited, Millions of Dollars)

	THIRD QUARTER		YEAR TO DATE
	2013	2012	2013	2012
NET SALES
Construction & DIY	$1,387.5	$1,315.7	$4,025.7	$3,819.1
Industrial	771.4	618.0	2,273.1	1,909.1
Security	600.4	583.5	1,796.4	1,760.2
Total	$2,759.3	$2,517.2	$8,095.2	$7,488.4
SEGMENT PROFIT
Construction & DIY	$203.9	$186.9	$588.8	$532.2
Industrial	109.2	94.6	307.5	314.2
Security	61.4	83.1	173.5	224.4
Segment Profit	374.5	364.6	1,069.8	1,070.8
Corporate Overhead	(56.4)	(61.9)	(179.1)	(184.7)
Total	$318.1	$302.7	$890.7	$886.1
Segment Profit as a Percentage of Net Sales
Construction & DIY	14.7%	14.2%	14.6%	13.9%
Industrial	14.2%	15.3%	13.5%	16.5%
Security	10.2%	14.2%	9.7%	12.7%
Segment Profit	13.6%	14.5%	13.2%	14.3%
Corporate Overhead	(2.0)%	(2.5)%	(2.2)%	(2.5)%
Total	11.5%	12.0%	11.0%	11.8%

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

	THIRD QUARTER 2013
	Reported	Merger & Acquisition- Related and Other Charges[1]	Normalized[3]
Gross margin	$987.7	$5.3	$993.0
% of Net Sales	35.8%		36.0%
Selling, general and administrative	669.6	(31.9)	637.7
% of Net Sales	24.3%		23.1%
Operating margin	318.1	37.2	355.3
% of Net Sales	11.5%		12.9%
Earnings from continuing operations before income taxes	186.9	67.2	254.1
Income taxes on continuing operations	17.3	16.0	33.3
Net earnings from continuing operations	169.9	51.3	221.2
Diluted earnings per share of common stock	$1.07	$0.32	$1.39

1 Merger and acquisition-related and other charges relate primarily to the Black & Decker merger and Niscayah and Infastech acquisitions, including facility closure-related charges, employee-related charges and integration costs.

	THIRD QUARTER 2012
	Reported	Merger & Acquisition- Related and Other Charges[2]	Normalized[3]
Gross margin	$911.9	$11.7	$923.6
% of Net Sales	36.2%		36.7%
Selling, general and administrative	609.2	(38.9)	570.3
% of Net Sales	24.2%		22.7%
Operating margin	302.7	50.6	353.3
% of Net Sales	12.0%		14.0%
Earnings from continuing operations before income taxes	102.9	157.3	260.2
Income taxes on continuing operations	12.9	44.6	57.5
Net earnings from continuing operations	90.2	112.7	202.9
Diluted earnings per share of common stock	$0.54	$0.68	$1.22

2 Merger and acquisition-related charges relate primarily to the Black & Decker merger and Niscayah acquisition, including facility closure-related charges, employee-related charges and integration costs, as well as cost containment charges. Other charges relate to the loss on extinguishment of debt.

 3 The normalized 2013 and 2012 information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company’s margin and earnings results aside from the material impact of the merger & acquisition-related charges as well as charges associated with the loss on extinguishment of debt.

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

	YEAR TO DATE 2013
	Reported	Merger & Acquisition- Related and Other Charges[1]	Normalized[3]
Gross margin	$2,902.2	$26.4	$2,928.6
% of Net Sales	35.9%		36.2%
Selling, general and administrative	2,011.5	(90.3)	1,921.2
% of Net Sales	24.8%		23.7%
Operating margin	890.7	116.7	1,007.4
% of Net Sales	11.0%		12.4%
Earnings from continuing operations before income taxes	532.2	178.6	710.8
Income taxes on continuing operations	80.5	50.0	130.5
Net earnings from continuing operations	452.6	128.6	581.2
Diluted earnings per share of common stock	$2.85	$0.81	$3.66

1 Merger and acquisition-related and other charges relate primarily to the Black & Decker merger and Niscayah and Infastech acquisitions, including facility closure-related charges, employee-related charges and integration costs, as well as a restructuring reversal due to the termination of a previously approved restructuring action.

	YEAR TO DATE 2012
	Reported	Merger & Acquisition- Related and Other Charges[2]	Normalized[3]
Gross margin	$2,749.4	$18.3	$2,767.7
% of Net Sales	36.7%		37.0%
Selling, general and administrative	1,863.3	(99.8)	1,763.5
% of Net Sales	24.9%		23.5%
Operating margin	886.1	118.1	1,004.2
% of Net Sales	11.8%		13.4%
Earnings from continuing operations before income taxes	409.2	310.9	720.1
Income taxes on continuing operations	82.9	76.5	159.4
Net earnings from continuing operations	327.5	234.4	561.9
Diluted earnings per share of common stock	$1.95	$1.40	$3.35

2 Merger and acquisition-related charges relate primarily to the Black & Decker merger and Niscayah acquisition, including facility closure-related charges, employee-related charges, integration costs, as well as cost containment charges. Other charges relate to the loss on extinguishment of debt.

 3 The normalized 2013 and 2012 information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company’s margin and earnings results aside from the material impact of the merger & acquisition-related charges as well as charges associated with the loss on extinguishment of debt.

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP CASH FLOW FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

	THIRD QUARTER 2013
	Reported	Merger & Acquisition- Related Charges and Payments[1]	Normalized[4]
Free Cash Flow Computation[3]
Net cash provided by operating activities	$99.6	52.7	$152.3
Less: capital and software expenditures	(94.2)	12.9	(81.3)
Free Cash Inflow (before dividends)	$5.4		$71.0

1 Merger and acquisition-related charges and payments relate primarily to the Black & Decker merger and Niscayah and Infastech acquisitions, including facility closure-related charges, employee-related charges and integration costs.

	THIRD QUARTER 2012
	Reported	Merger & Acquisition- Related Charges and Payments[2]	Normalized[4]
Free Cash Flow Computation[3]
Net cash provided by operating activities	$151.2	83.5	$234.7
Less: capital and software expenditures	(89.0)	23.2	(65.8)
Free Cash Inflow (before dividends)	$62.2		$168.9

2 Merger and acquisition-related charges and payments relate primarily to the Black & Decker merger and Niscayah acquisition, including facility closure-related charges, employee-related charges, integration costs, as well as cost containment charges.

3, 4 Free cash flow is defined as cash flow from operations less capital and software expenditures. Management considers free cash flow an important measure of its liquidity, as well as its ability to fund future growth and to provide a return to the shareowners. Free cash flow does not include deductions for mandatory debt service, other borrowing activity, discretionary dividends on the Company’s common stock and business acquisitions, among other items. Normalized cash flow and free cash flow, as reconciled above, are considered meaningful pro forma metrics to aid the understanding of the Company's cash flow performance aside from the material impact of merger and acquisition-related activities.

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP CASH FLOW FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

	YEAR TO DATE 2013
	Reported	Merger & Acquisition- Related Charges and Payments[1]	Normalized[4]
Free Cash Flow Computation[3]
Net cash provided by operating activities	$136.3	223.7	$360.0
Less: capital and software expenditures	(262.1)	58.6	(203.5)
Free Cash (Outflow) Inflow (before dividends)	$(125.8)		$156.5

1 Merger and acquisition-related charges and payments relate primarily to the Black & Decker merger and Niscayah and Infastech acquisitions, including facility closure-related charges, employee-related charges and integration costs.

	YEAR TO DATE 2012
	Reported	Merger & Acquisition- Related Charges and Payments[2]	Normalized[4]
Free Cash Flow Computation[3]
Net cash provided by operating activities	$418.1	212.2	$630.3
Less: capital and software expenditures	(259.5)	92.0	(167.5)
Free Cash Inflow (before dividends)	$158.6		$462.8

2 Merger and acquisition-related charges and payments relate primarily to the Black & Decker merger and Niscayah acquisition, including facility closure-related charges, employee-related charges, integration costs, as well as cost containment charges.

3, 4 Free cash flow is defined as cash flow from operations less capital and software expenditures. Management considers free cash flow an important measure of its liquidity, as well as its ability to fund future growth and to provide a return to the shareowners. Free cash flow does not include deductions for mandatory debt service, other borrowing activity, discretionary dividends on the Company’s common stock and business acquisitions, among other items. Normalized cash flow and free cash flow, as reconciled above, are considered meaningful pro forma metrics to aid the understanding of the Company's cash flow performance aside from the material impact of merger and acquisition-related activities.

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

	THIRD QUARTER 2013
	Reported	Merger & Acquisition- Related Charges[1]	Normalized[3]
SEGMENT PROFIT
Construction & DIY	$203.9	$3.1	$207.0
Industrial	109.2	2.3	111.5
Security	61.4	11.9	73.3
Segment Profit	374.5	17.3	391.8
Corporate Overhead	(56.4)	19.9	(36.5)
Total	$318.1	$37.2	$355.3
Segment Profit as a Percentage of Net Sales
Construction & DIY	14.7%		14.9%
Industrial	14.2%		14.5%
Security	10.2%		12.2%
Segment Profit	13.6%		14.2%
Corporate Overhead	(2.0)%		(1.3)%
Total	11.5%		12.9%

 [1] Merger and acquisition-related charges relate primarily to the Black & Decker merger and Niscayah and Infastech acquisitions, including facility closure-related charges, employee-related charges and integration costs.

	THIRD QUARTER 2012
	Reported	Merger & Acquisition- Related Charges[2]	Normalized[3]
SEGMENT PROFIT
Construction & DIY	$186.9	$17.2	$204.1
Industrial	94.6	0.6	95.2
Security	83.1	10.3	93.4
Segment Profit	364.6	28.1	392.7
Corporate Overhead	(61.9)	22.5	(39.4)
Total	$302.7	$50.6	$353.3
Segment Profit as a Percentage of Net Sales
Construction & DIY	14.2%		15.5%
Industrial	15.3%		15.4%
Security	14.2%		16.0%
Segment Profit	14.5%		15.6%
Corporate Overhead	(2.5)%		(1.6)%
Total	12.0%		14.0%

 2 Merger and acquisition-related charges relate primarily to the Black & Decker merger and Niscayah acquisition, including facility closure-related charges, employee-related charges and integration costs.

3 The normalized 2013 and 2012 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company’s segment profit results aside from the material impact of the merger and acquisition-related charges.

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

	YEAR TO DATE 2013
	Reported	Merger & Acquisition- Related Charges[1]	Normalized[3]
SEGMENT PROFIT
Construction & DIY	$588.8	$9.2	$598.0
Industrial	307.5	20.8	328.3
Security	173.5	27.1	200.6
Segment Profit	1,069.8	57.1	1,126.9
Corporate Overhead	(179.1)	59.6	(119.5)
Total	$890.7	$116.7	$1,007.4
Segment Profit as a Percentage of Net Sales
Construction & DIY	14.6%		14.9%
Industrial	13.5%		14.4%
Security	9.7%		11.2%
Segment Profit	13.2%		13.9%
Corporate Overhead	(2.2)%		(1.5)%
Total	11.0%		12.4%

 [1] Merger and acquisition-related charges relate primarily to the Black & Decker merger and Niscayah and Infastech acquisitions, including facility closure-related charges, employee-related charges and integration costs.

	YEAR TO DATE 2012
	Reported	Merger & Acquisition- Related Charges[2]	Normalized[3]
SEGMENT PROFIT
Construction & DIY	$532.2	$31.0	$563.2
Industrial	314.2	3.6	317.8
Security	224.4	25.9	250.3
Segment Profit	1,070.8	60.5	1,131.3
Corporate Overhead	(184.7)	57.6	(127.1)
Total	$886.1	$118.1	$1,004.2
Segment Profit as a Percentage of Net Sales
Construction & DIY	13.9%		14.7%
Industrial	16.5%		16.6%
Security	12.7%		14.2%
Segment Profit	14.3%		15.1%
Corporate Overhead	(2.5)%		(1.7)%
Total	11.8%		13.4%

 2 Merger and acquisition-related charges relate primarily to the Black & Decker merger and Niscayah acquisition, including facility closure-related charges, employee-related charges and integration costs.

3 The normalized 2013 and 2012 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company’s segment profit results aside from the material impact of the merger and acquisition-related charges.